UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016

JA Energy

(Exact name of registrant as specified in its charter)

Commission File Number: 0-54236

Nevada	27-3349143
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 W. Charleston Blvd, Ste. 110, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

(702) 544-1902

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 - Unregistered Sales of Equity Securities

Issuance of Shares

JA Energy (“the Company” or the Registrant”) with the approval of the Board of Directors agreed to issue 30,000,000 unregistered restricted Class A Common Stock, 6,000,000 unregistered restricted Class B Voting Common Stock, which carries a voting weight equal to ten (10) Common Shares and 40,000,000 unregistered restricted Class C Common Stock to UBI Blockchain Internet, LTD, a Hong Kong company, in exchange for $200,000. The Class C Common Stock cannot be issued, until such time, as the Company increased its number of authorized shares. The shares were issued on October 3, 2016. The funds from this offering will be used to reduce the debt of the Company and cancel 5,000 voting preferred shares, which was the collateral for this debt.

These shares were issued in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the "Act") and were issued under Regulation S to one (1) foreign entity who attested it is an accredited investor who is not a citizen nor a resident of the USA. The issuance of these shares did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the fact that only one (1) foreign entity was involved in the offering, the size of the offering, the manner of the offering and number of shares offered. We did not undertake an offering in which we sold shares to a high number of investors. The management of the foreign entity was known to us, through pre-existing business relationships, as a long standing business associate. We did not engage in any form of general solicitation or general advertising in connection with this transaction. The investor was provided access to all material information requested and all information necessary to verify such information and was afforded access to our management in connection with this transaction. This foreign entity acquired these securities for investment and not with a view toward distribution, acknowledging such intent to us. The foreign entity understood the ramifications of their actions. In addition, the investor had the necessary investment intent as required by Section 4(2) since it agreed to and received share certificates bearing a legend stating that such shares are restricted.

With the issuance of 30,000,000 restricted Class A Common Stock and 6,000,000 Class B Common Stock, par value $0.001, the Company will have 30,217,046 Class A Common and 6,000,000 Class B Voting Common shares issued and outstanding. The Class B Voting shares have the voting rights equal to 60,000,000 common shares. The Class A Common Stock and Class B Common Stock of JA Energy vote together as a single class.

Item 5.01 - Changes in Control of Registrant.

See "Issuance of Shares" Item 3.02 above.

In connection with the issuance of the Class A Common Stock, described in Section 3.01 of this Current Report on Form 8-K, JA Energy issued 30,000,000 unregistered restricted Class A Common Stock and 6,000,000 unregistered restricted Class B Voting Stock, which carries a voting weight equal to ten (10) Common Shares from its treasury to UBI Blockchain Internet, LTD, a Hong Kong Company. As a result, UBI Blockchain Internet, LTD will have the voting power of approximately 99.8% of the JA Energy's stock immediately following the issuance of the Class A Common Stock and Class B Voting Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 4, 2016, for: a) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock; b) each of our directors; c) each of our named executive officers; and d) all of our directors and executive officers as a group. We have determined beneficial ownership in accordance with the rules of the U. S. Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they beneficially own. Applicable percentage ownership is based on 30,217,046 shares of Class A common stock and 6,000,000 shares of Class B common stock outstanding at October 4, 2016. With the exception of Class B shares, that can convert one a 1-for-1 basis for fully paid and nonassessable Class A Common Stock, at the option of the holder at any time upon written notice to the Company and its authorized transfers agent, we do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Shares Beneficially Owned					% of Total Voting Power(1)
	Class A Common		Class B Common
Name of Beneficial Owner	Shares	%	Voting Shares	%
Named Executive Officers and Directors:
Barry Hall (2)	0	-%	-		-%

Frank Arnone (3)	0	-%	-		-%

All executive officers and directors as a group (2 persons)	0	-%	-		-%

Other 5% Stockholders

UBI Blockchain Internet LTD (4)	30,000,000	99.3%	6,000,000	100%	99.8%

(1) Percentage of total voting power represents voting power with respect to all shares of our Class A Common Stock (30,217,046 issued and outstanding) and Class B Voting stock (6,000,000 shares issued and outstanding), as a single class. The holder of our Class B Voting Stock are entitled to ten votes per share, and holders of our Class A Common Stock are entitled to one vote per share. The 6,000,000 Class B shares have voting rights equal to 60,000,000 common shares. Percentage of Total Voting Power is calculated based on an aggregate of 90,217,046 (30,217,046 Class A Common + 60,000,000 Class B Voting Common) shares issued and outstanding.

2) Barry Hall, 8250 W. Charleston Blvd, Suite 110. Las Vegas, NV 89117.

3) Frank Arnone, 8250 W. Charleston Blvd, Suite 110. Las Vegas, NV 89117.

4) UBI Blockchain Internet, LTD, Smart-Space 3F, Level 9, Cyberport 3, 100 Cyberport Road, Hong Kong, People's Republic of China. Tony Liu is the beneficial owner who exercises the sole voting and dispositive powers with respect to the shares owned and has the ultimate voting control over the shares held this entity. Not included in the above totals are 40,000,000 Non Voting Class C Common Stock to be issued, once the number of authorized shares are increased from 70,000,000 to 200,000,000.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to NRS 78.195, the Board approved the filing with the Nevada Secretary of State, a Certificate of Designation. The Certificate of Designation create a Class of A, B, and C Common Stock, each Class with a par value of $0.001. Concurrently with the filing of this Designation, with the Nevada Secretary of State, all Common Stock issued and outstanding shall become Class A Common Stock.

Class B Common Stock carries a voting weight equal to ten (10) Common Shares. The Class B shares can be converted into fully paid and nonassessable Common Shares, on a one-to-one basis, at the option of the holder at any time upon written notice to the Company and its authorized transfers agent.

Class C stock has no voting rights. The Company’s Certificate of Designation are attached hereto as Exhibit 3.4 and are incorporated herein by reference.

Item 8.01 Other Events

Cancellation of Shares

Concurrently, with the issuance of shares as described in 3.01, the Board has approved the cancellation of 5,000 Voting Preferred Shares, which represents all of the issued and outstanding Voting Preferred Shares. Each Preferred Voting share, carried the voting weight equal to fifty (50) Common Shares. The shares are being cancelled, as they were originally issued as collateral for corporate debt that has been satisfied.

Listing on the OTCQB

On September 30, 2016, OTC Markets Group, Inc., operator of financial markets, announced the listing of JA Energy (Stock Symbol: JAEN) on the OTCQB.:

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
3.4	Certificate of Designation of Common Stock, dated September 23, 2016	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JA Energy Registrant

Date: October 4, 2016	/s/ Barry Hall
Name: Barry Hall Principal Executive Officer